UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 2, 2022

(Date of earliest event reported)

RING ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Hughes Landing Blvd. Suite 900 The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, on June 2, 2022, at the annual meeting of stockholders of Ring Energy, Inc. (the “Company”), the Company's stockholders approved the Company’s proposal for the election of seven individuals to serve as directors of the Company for one-year terms expiring on the date of the annual meeting of stockholders in 2023.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on June 2, 2022 (the “Meeting”) at which the Company’s stockholders voted on the proposals identified below. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2022.

At the close of business on April 5, 2022, the record date for the Meeting, 100,192,562 shares of the Company’s Common Stock were issued and outstanding and entitled to vote at the Meeting. Stockholders owning a total of 57,391,986 shares of Common Stock were represented at the meeting, which represented approximately 57.3% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1 - Election of Directors

Each of the seven nominees for director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	For	Withheld	Broker Non-Votes
John A. Crum	27,825,735	6,398,633	23,167,618
Richard E. Harris	27,912,483	6,311,885	23,167,618
Paul D. McKinney	28,262,091	5,962,277	23,167,618
Thomas L. Mitchell	27,915,540	6,308,828	23,167,618
Anthony B. Petrelli	27,739,760	6,484,608	23,167,618
Regina Roesener	14,807,761	19,416,607	23,167,618
Clayton E. Woodrum	27,669,033	6,555,335	23,167,618

Proposal 2 - Advisory Vote on Executive Compensation

The stockholders disapproved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

For	Against	Abstentions	Broker Non-Votes
13,323,987	20,620,291	280,090	23,167,618

Although this was a non-binding advisory vote, the Company’s Board of Directors takes the results of this vote seriously. In connection with structuring our executive compensation the Compensation Committee of the Board of Directors engaged an independent consultant who advised the Company and the Company’s executive compensation structure received a favorable recommendation from Institutional Shareholder Services, an entity that advises institutional investors on voting on annual proxy statement matters. The Company’s Board of Directors and management will continue to engage stockholders on compensation matters as part of ongoing efforts in seeking best governance practices.

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2022 by the following vote:

For	Against	Abstentions
56,831,421	476,086	84,479

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	June 3, 2022	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer